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                               THE PROVIDENT BANK
                              AMENDED AND RESTATED
                 BOARD OF MANAGERS VOLUNTARY FEE DEFERRAL PLAN

         The Provident Bank ("Bank") initially amended and restated this Board of Managers Voluntary Fee Deferral Plan ("Plan") on October 23, 1997, to enable any non-employee member of the Board of Managers ("eligible member") to defer future fees payable to them for their service as a member of the Bank's Board of Managers. The Bank now desires to further amend and restate the Plan, effective October 1, 2002, in order to permit eligible members to make a special one-time election to invest all or any portion of their existing account balance in the Plan in common stock of Provident Financial Services, Inc. For purposes of this amended and restated document, the term "Board of Managers" shall refer to the Board prior to the conversion of the Bank from a mutual to stock chartered savings bank and shall also refer to the "Board of Directors" of the Bank following said conversion. Any reference herein to the "Company" shall refer to Provident Financial Services, Inc., the Delaware chartered stock holding company which will hold all of the outstanding common stock of the Bank following the conversion.

         1.   Elections.

         (a) Deferral Elections. Any eligible member may participate in this Plan by executing a form of deferral election, a copy of which is annexed hereto as Exhibit "A", under which each calendar year the eligible member can elect irrevocably to defer the receipt of all (but not less than all) of any fees that may be paid to the member. In no event shall any deferral of fees be permitted which the eligible member would otherwise have the unrestricted right to receive currently. Except for the first year of the Plan, any election by an eligible member to defer future fees shall be made in the calendar year next preceding the calendar year the fees would be earned. Subject to the provisions of the Plan, an eligible member's election shall specify in the deferral election form when and in what manner distribution shall be made of any deferred fees. If the eligible member fails to choose a year of distribution, it shall be deemed to be the year of his normal retirement. If the eligible member fails to specify a form of payment, he shall be deemed to have elected a lump-sum distribution.

         (b) Election to Acquire Company Stock. In connection with the conversion of The Provident Bank from a mutual savings bank to a capital stock savings bank and the concurrent formation of the Company, each eligible member shall be provided with the opportunity to invest all or any portion of his or her separate account under the Plan in Company stock on a one-time basis in connection with the stock offering. Any eligible member who wishes to take advantage of this opportunity shall execute a special investment election form, a copy of which is annexed hereto as Exhibit "B". Notwithstanding any provision in the Plan to the contrary, if an eligible member elects to invest all or a portion of the eligible member's separate account under the Plan in Company stock, the amount so invested shall remain invested in Company stock for the duration of such eligible member's participation in the Plan. Each eligible member who has directed the investment of all or portion of his or her separate account under the Plan in Company stock may exercise the voting rights appurtenant to such shares of Company stock by giving voting instructions to the trustee of the rabbi trust established to hold

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such Company stock or such other person as designated in a written resolution by the Board of Managers.

         2. Period of Deferral. An eligible member may defer his fees to a future year as selected by him. However, in no event shall any fee otherwise payable on account of any year after 1997 be deferred so that the distribution begins beyond the year of the eligible member's normal retirement from the Board of Managers.

         3. Investment and Adjustment of Deferred Fees.

              (a) Investment at Prime Rate. Subject to Paragraph 6, any fees deferred pursuant to an eligible member's election as aforesaid shall be credited to a separate account maintained in the name of such member. Such Account shall be referred to as the member's Investment Account. The value of each member's Investment Account shall be credited monthly with interest at the then prevailing Wall Street Prime Rate. For purposes of making any distribution under paragraph 4 below, the value of an eligible member's Investment Account shall be its value, adjusted with interest as aforesaid, as of the last day of the month next preceding the month distribution occurs.

              (b) Investment in Company Stock. Notwithstanding the above, if an eligible member has elected pursuant to paragraph 1(b) to purchase common stock of the Company in accordance with paragraph 1(b) hereof, the common stock so purchased shall be credited to a separate account in the name of the member. Such account shall be referred to as the member's Stock Fund Account. The value of each member's Stock Fund Account shall be determined by reference to the last reported trading price of the Company's common stock on the applicable valuation date. Any earnings on such common stock shall be credited to the Investment Account and shall be credited with interest in accordance with the provisions of paragraph 3(a) hereof. For purposes of making any distribution under paragraph 4 below, the appropriate number of shares of common stock shall be distributed in-kind to the eligible member on the distribution date.

         4. Payment of Deferred Fees. Except as otherwise provided in this paragraph, or in the case of a "Change in Control" described in paragraph 5, the amount of an eligible member's separate account(s) (adjusted as provided in paragraph 3) shall be distributed to the eligible member in a lump-sum or in annual installments after such number of years or after retiring from the Board of Managers as he may elect in accordance with paragraph 2, or, in the event of his death or total disability, in a lump-sum to the member or to the person or persons designated by the eligible member to receive such distribution. An eligible member who wishes to receive a distribution of his separate account in installments may elect to receive it in annual installments over a period of three (3) years. If distribution is to be made in annual installments, the amount of each installment shall be equal to the sum of (i) the adjusted value of the eligible member's Investment Account determined in accordance with paragraph 3 above multiplied by a fraction, the numerator of which is one and the denominator of which is the number of installment payments remaining to be made and (ii) the number of shares of common stock held in the eligible member's Stock Fund Account multiplied by a fraction, the numerator of which is one and the denominator of which is the number of installment

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payments remaining to be made. In the event that the calculation under "(ii)"
above would result in the distribution of a fractional share, the number of shares distributed shall be rounded up or down to the closest whole number of shares. If an eligible member's service is terminated but he has not attained age 65, the undistributed balance of his account shall be paid to him in a single lump sum within a reasonable time following termination of service. If an eligible member's service is terminated on or after age 65, he shall receive the balance of his separate account(s) at such time and in such form as he has elected or, the Board of Managers may, in its sole discretion, after receipt of a written request by such member, pay the undistributed balance of such member's separate account(s) in a single lump sum within a reasonable time following termination of service.

         5. Distribution in the Event of a Change in Control. Notwithstanding any other provision of this Plan or of any election made by an eligible member with respect to the period of any fee deferral or the form and timing of any distributions from his separate account, the undistributed balance thereof shall be distributed to him within 60 days after the date of a Change in Control of the Company or the Bank. For purposes hereof, a "Change in Control" shall mean the occurrence of any of the following events:

         (a) approval by the shareholders of the Company of a transaction that would result and does result in the reorganization, merger or consolidation of the Company, with one or more other persons, other than a transaction following which:

              (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

              (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

         (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Company of any transaction which would result in such an acquisition;

         (c) a complete liquidation or dissolution of the Company or the Bank, or approval by the shareholders of the Company of a plan for such liquidation or dissolution;

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              (d)  the occurrence of any event if, immediately following such event, members of the Company's Board of Directors who belong to any of the following groups do not aggregate at least a majority of the Company's Board of
Directors:

                   (i) individuals who were members of the Company's initial Board of Directors; or

                   (ii) individuals, other than members of the Company's initial Board of Directors who first became members of the Company's Board of
Directors:

                          (A)   upon election to serve as a member of the
Company's Board of Directors by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                          (B)   upon election by the shareholders of the Company
to serve as a member of the Company's Board of Directors, but only if nominated for election by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first nomination; provided that such individual's election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Company's Board of Directors; or

              (e) any event which would be described in Section 5(a), (b), (c) or (d) if the term "Bank" were substituted for the term "Company" therein and the term "Bank's Board of Managers" were substituted for the term "Company's Board of Directors" therein. In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank or a subsidiary of either of them, by the Company, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 5, the term "person" shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

         6. Rights of Eligible Member or Other Distributee. Nothing contained herein, and no action taken pursuant to the provisions hereof shall create, or be deemed to create a trust of any kind, or to establish any fiduciary relationship between the Bank and any eligible member or other distributee. The separate accounts established hereunder shall be for record keeping purposes. Fees which have been deferred will be recorded as a liability on the Bank's general ledger when earned, but no funds shall be set aside for payment of the liability. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of an unsecured general creditor of the Bank. All payments made pursuant to this Plan shall be made from the general assets of the Bank, provided, however, that nothing set forth herein shall be construed as prohibiting the Bank from establishing a rabbi trust to hold any assets for the benefit of eligible members of this Plan. Deferred fees and the earnings thereon shall be subject to the claims of the Bank's general creditors at all times prior to distribution, including any fees that are contributed to and become assets of a rabbi trust.

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         7.   Designation of Beneficiary. An eligible member may designate one or more person or persons to receive the undistributed balance of his deferred fees in the event of his death by executing and delivering to the Bank a beneficiary designation form, a copy of which is annexed hereto as Exhibit "C", and may change and successively change any such designation by executing a subsequent beneficiary designation form. Unless the beneficiary designation form indicates otherwise, any designation of beneficiary shall be deemed to apply to the undistributed balance of all of the eligible member's prior deferrals. If there is no valid beneficiary designation on file with the Bank on the date of death of the eligible member, the undistributed balance of deferred fees shall be paid to the personal representative of his estate.

         8. Nonassignability of Benefits. Neither the eligible member nor any other person shall have any power or right to assign, anticipate, hypothecate or otherwise encumber any deferred fees payable by the Bank hereunder, nor shall any such fees be transferable by operation of law in the event of the bankruptcy or insolvency of the eligible member or other person.

         9. Administration of the Plan. The Board of Managers shall have the exclusive authority to manage and control the operation and administration of the Plan and shall be the named fiduciary as described in section 402(a) of the Employee Retirement Income Security Act of 1974. The Board of Managers shall make all determinations regarding the right of any person to receive a benefit under the Plan and to determine the amount and time of distribution thereof in accordance with the provisions of this Plan and the eligible member's election, provided, however, that any determination made with respect to the account(s) of any eligible member shall be made by the Board of Managers sitting without such member. The interpretation and construction of this Plan by the Board of Managers, and any action taken hereunder, shall be binding and conclusive upon the eligible and member and any other person claiming any rights hereunder. The Board of Managers may from time to time delegate to such person or persons or to such committee as it shall designate any one or more of its administrative duties under the Plan.

         10. Right to Amend and Terminate the Plan. The Bank reserves the right to amend the Plan in whole or in part and to terminate the Plan at any time, provided that no such action shall affect the rights of any eligible member or other person to receive payment of benefits in accordance with the terms of the Plan as in effect on the day immediately preceding the effective date of such amendment or termination.

         11. Special Terms, Gender and Number. Whenever used herein, the term "Board of Managers" shall mean the Board of Managers of The Provident Bank. The term "normal retirement" means the date of the Board of Managers Annual Meeting after the manager attains his seventieth birthday. The term "total disability" shall mean a physical or mental condition that renders an eligible member incapable of carrying out the ordinary duties and responsibilities of his usual occupation. Whenever the context shall require, the masculine gender shall be construed to include the feminine and the singular number the plural.

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

         12. Incompetence. If the Board of Managers determines that an eligible member (or the designated beneficiary of an eligible member) is unable to manage his affairs, it may, in its sole discretion, pay any amount due to such person to the individual or institution then providing for the care, maintenance and support of such person, unless prior to such payment claim shall be made therefor by a duly appointed guardian, committee or other legal representative designated to receive such payment on behalf of such person.

         13. Hardship Distribution. An eligible member, who believes that he has incurred a Hardship may petition the Board of Managers for a Hardship distribution. Upon a finding that the Director has suffered a Hardship, the Board of Managers may, in its sole discretion, make distributions from the eligible members account(s) prior to the time specified for payment of benefits in the Directors Deferral Election. The amount of such distribution shall be limited to the amount reasonably necessary to meet the requirements during the financial Hardship. A distribution due to Hardship shall first be made from amounts attributable to the eligible members Investment Fund Account.

         14. Applicable Law. This Plan shall be governed and construed in accordance with the laws of the State of New Jersey to the extent not inconsistent with applicable federal law.

         15. Successors. The provisions of this Plan shall bind and inure to the benefit of the Bank and its successors and assigns. The term "successors" as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Bank, and successors of any such corporation or other business entity.

         IN WITNESS WHEREOF, this Amended and Restated Board of Managers Voluntary Fee Deferral Plan has been executed by the duly authorized officers of The Provident Bank as of the ___ day of ________________, 2002.

ATTEST:                                  THE PROVIDENT BANK




__________________________               By:____________________________________
Secretary                                      Authorized Officer

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                               THE PROVIDENT BANK

                              AMENDED AND RESTATED

                         BOARD OF MANAGERS VOLUNTARY FEE
                                 DEFERRAL PLAN

                                   EXHIBIT A

         Election to Defer Board of Managers Fees in 200__

         Pursuant to the provisions of The Provident Bank Amended and Restated Board of Managers Voluntary Fee Deferral Plan, I understand that I may make an irrevocable election to defer the receipt of board fees due to me during calendar year 200__. In accordance with the Plan:

         I hereby elect (check one):

                            ___ not to defer my board fees after the date hereof
                                and during calendar year 200__.

                            ___ to defer the receipt of all my board fees
                                (includes Retainer, Executive Committee, Board and Committee Fees) after the date hereof and during calendar year 200__.

         The deferral, if any, indicated above shall be until the following year (check one):

                            ___ Calendar year of my normal retirement from the
                                Board of Managers.

                            ___ Certain year that is prior to the calendar year
                                of my normal retirement from the Board of Managers. You must select the year on this form. Year : ____

         I hereby further elect that the amount of the above deferred compensation shall be paid at the end of the deferral period as follows (check one):

                            ___ In a lump sum.

                            ___ In 3 annual installments until the entire amount
                                of my deferred compensation for 200__ shall have been paid to me.

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         I understand that this election is subject to applicable laws and regulations and to the terms and conditions of The Provident Bank Amended and Restated Board of Managers Voluntary Fee Deferral Plan as from time to time in effect. I further understand that the election to defer the receipt of any compensation I may receive in 200__ may not be modified or revoked, other than as set forth in the Plan.

______________________________
Name of Eligible Member (Print or Type)



_______________________________                         ___________________
Signature of Eligible Member                            Date

Received by The Provident Bank

This ___ day of ____________, 200__


By: _____________________________

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                               THE PROVIDENT BANK
                               BOARD OF MANAGERS

                          VOLUNTARY FEE DEFERRAL PLAN

                                   EXHIBIT B

                        Special Investment Election Form

         I, __________________________________, an eligible member under The
Provident Bank Board of Managers Voluntary Fee Deferral Plan (the "Plan"), do hereby request that my separate account under the Plan be invested in the following manner:

         __________ % invested in common stock of Provident Financial Services, Inc.

         I understand that my election to invest all or a portion of my separate account in common stock of Provident Financial Services, Inc. during the stock offering will be IRREVOCABLE.

         I also understand that this request is provided to the Board of Managers for the purpose of determining the value of my benefit under the Plan and the Board of Managers may or may not actually invest in accordance with my direction.

ELIGIBLE MEMBER                                   DATE:


_________________________________                 ______________________________
Print Name:


THE PROVIDENT BANK                                DATE:


By:_______________________________                ______________________________
         Name:
         Title:

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                               THE PROVIDENT BANK
                               BOARD OF MANAGERS

                          VOLUNTARY FEE DEFERRAL PLAN

                                   EXHIBIT C

                            Beneficiary Designation

         As an eligible manager under The Provident Bank Board of Managers Voluntary Fee Deferral Plan ("Plan") I hereby designate the following person(s) to receive a lump sum payment of the undistributed balance credited to my separate account under the Plan as soon as practicable in the event of my death. (If no beneficiary designation is made, then the undistributed balance due to me under the Plan shall be paid to my estate in a lump sum.)

         _________________________                       _______________________
         Name                                            Name

         _________________________                       _______________________
         Address                                         Address

         _________________________                       _______________________
         City, State, Zip                                City, State, Zip

Note: Unless indicated otherwise, payment to two or more persons shall be made in equal shares.

         This beneficiary designation shall apply to all amounts deferred under the Plan and revokes any and all prior designations made by me. I understand that I am permitted at any time and from time to time to modify or revoke the beneficiary designation herein made by executing and delivering a new beneficiary designation form to The Provident Bank.

         _______________________________
         Name of Eligible Member (Print or Type)


         _______________________________                 _______________________
         Signature of Eligible Member                    Date

         Received by The Provident Bank

         This ___ day of ___________, _____

         By: ___________________________